The UBS Funds

Prospectus Supplement | June 30, 2020

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update certain information in the Prospectus with respect to the UBS Global Allocation Fund (the "Fund") series of The UBS Funds, dated October 28, 2019, as supplemented, as follows:

Effective June 18, 2020, Philip Brides no longer serves as a portfolio manager for the Fund, and Paul Lang is added as a portfolio manager to the Fund.

Therefore, the bullets under the heading "UBS Global Allocation Fund-Fund Summary" and the sub-heading "Portfolio managers" on page 33 of the Prospectus are deleted in their entirety and replaced by the following:

•  Nicole Goldberger, portfolio manager of the Fund since April 2020.

•  Paul Lang, portfolio manager of the Fund since June 2020.

•  Gian Plebani, portfolio manager of the Fund since 2017.

Additionally, the information under the heading "More information about the funds" and the sub-headings "Management-Portfolio management-UBS Global Allocation Fund" on page 143 of the Prospectus is deleted in its entirety and replaced by the following:

UBS Global Allocation Fund

Nicole Goldberger is the lead portfolio manager and Paul Lang and Gian Plebani are co-portfolio managers, for the UBS Global Allocation Fund. As portfolio managers for the fund, Ms. Goldberger and Messrs. Lang and Plebani have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective. Ms. Goldberger and Messrs. Lang and Plebani have access to certain members of the fixed-income and equities investment management teams, each of whom may be allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Ms. Goldberger and Messrs. Lang and Plebani is provided below.

Nicole Goldberger, CFA is a portfolio manager and Head of Growth Portfolios of the Investment Solutions team and a Managing Director at UBS Asset Management. Ms. Goldberger has been at UBS Asset Management since January 2020. Prior to joining UBS Asset Management, Ms. Goldberger worked in JPMorgan Asset Management's Multi-Asset Solutions team, where she was the lead portfolio manager responsible for managing global tactical

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asset allocation and balanced portfolios for institutional and retail clients. Prior to that, Ms. Goldberger was a portfolio manager for a range of different multi-asset class solutions, including flexible total return portfolios with private markets, diversified benchmark-aware mandates, 529 age-based portfolios, inflation aware multi-strategy funds, liability-driven investment portfolios and target date funds. Ms. Goldberger has been a portfolio manager of the Fund since April 2020.

Paul Lang, CFA is a portfolio manager on the Investment Solutions team and a Director at UBS Asset Management. Mr. Lang's primary focus is construction and performance of discretionary multi asset portfolios including global balanced, risk balanced and pension risk managed strategies. Mr. Lang is a member of the equity research team and leads the fixed income manager research team. Prior to joining UBS Asset Management, Mr. Lang held quantitative analyst and manager positions at Prudential Financial, where he supported the Institutional Stable Value business through product design, stochastic modeling and pricing of the over $100 billion portfolio. Mr. Lang has been at UBS Asset Management since 2014. Mr. Lang has been a portfolio manager of the Fund since June 2020.

Gian Plebani is a portfolio manager on the Investment Solutions team, based in Hong Kong, and a Director at UBS Asset Management. Mr. Plebani is also a member of the ISIC Committee. Mr. Plebani has been at UBS Asset Management since 2014, and UBS Wealth Management since 2013. Mr. Plebani has been a portfolio manager of the Fund since 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

The UBS Funds

Supplement to the Statement of Additional Information | June 30, 2020

Includes:

•  UBS Global Allocation Fund

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") with respect to the UBS Global Allocation Fund (the "Fund") series of The UBS Funds, dated October 28, 2019, as supplemented, as follows:

Effective June 18, 2020, Philip Brides no longer serves as a portfolio manager for the Fund, and Paul Lang is added as a portfolio manager to the Fund.

Therefore, on page 81 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers," the information for Philip Brides is deleted in its entirety and replaced with the following:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Paul Lang* (UBS Global Allocation Fund)	0	$0	5	$450	5	$1,207

  *  Mr. Lang became a portfolio manager of UBS Global Allocation Fund on June 18, 2020. Information for Mr. Lang is as of May 31, 2020.

In addition, on page 84 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements " and the sub-heading "Portfolio managers," the information for Philip Brides is deleted in its entirety and replaced with the following:

Portfolio manager/Fund	Range of shares owned
Paul Lang[1] (UBS Global Allocation Fund)	None

1  Mr. Lang became a portfolio manager of UBS Global Allocation Fund on June 18, 2020. Information for Mr. Lang is as of May 31, 2020.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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